UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2004

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 Ascension Boulevard, Suite 100, Arlington, Texas 76006

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 856-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Underwriting Agreement
Twentieth Supplemental Indenture
Opinion of Gibson, Dunn & Crutcher LLP
Statement of Computation of Ratios of Earnings

Item 8.01. Other Events.

     On September 16, 2004, the Company filed a prospectus supplement under its Registration Statement on Form S-3 (Registration No. 333-117531) relating to the offering of $250,000,000 principal amount of its 5.625% Senior Notes due 2014 (the “Notes”). In connection with the offering and issuance of the Notes, the Company is hereby filing the following exhibits which are incorporated by reference herein:

Exhibit 1.1 hereto is the Underwriting Agreement, dated as of September 14, 2004, among D.R. Horton, Inc., the Guarantors named therein and UBS Securities LLC and Wachovia Capital Markets, LLC.

Exhibit 4.1 hereto is the Twentieth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 5.625% Senior Notes Due 2014 of D.R. Horton, Inc.

Exhibit 5.1 hereto is the opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

Exhibit 12.1 hereto is the statement of computation of ratios of earnings to fixed charges.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated as of September 14, 2004, among D.R. Horton, Inc., the Guarantors named therein and UBS Securities LLC and Wachovia Capital Markets, LLC.

4.1	Twentieth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 5.625% Senior Notes Due 2014 of D.R. Horton, Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

12.1	Statement of computation of ratios of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2004

D. R. Horton, Inc.
By:	/s/ Samuel R. Fuller
Samuel R. Fuller
Senior Executive Vice President

EXHIBIT INDEX

Exhibit
Number	Exhibit
1.1	Underwriting Agreement, dated as of September 14, 2004, among D.R. Horton, Inc., the Guarantors named therein and UBS Securities LLC and Wachovia Capital Markets, LLC.

4.1	Twentieth Supplemental Indenture to be executed by D.R. Horton, Inc., the Guarantors named therein and American Stock Transfer & Trust Company, as trustee, relating to the 5.625% Senior Notes Due 2014 of D.R. Horton, Inc.

5.1	Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas.

12.1	Statement of computation of ratios of earnings to fixed charges.